                           DEFINITIVE PROXY STATEMENT

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

      Filed by the Registrant [X]
      Filed by a Party other than the Registrant [ ]
      Check the appropriate box:
      [ ]  Preliminary Proxy Statement      [ ] Confidential, For Use  of the
                                                Commission Only (as permitted
                                                by Rule 14a-6(e)(2)

      [X]  Definitive Proxy Statement
      [ ]  Definitive Additional Materials
      [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               Tegal Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

        [X] No fee required

        [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

        (2) Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

        (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

        (5) Total fee paid:

--------------------------------------------------------------------------------

        [ ]  Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1) Amount previously paid:

--------------------------------------------------------------------------------

        (2) Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------

        (3) Filing Party:

--------------------------------------------------------------------------------

        (4) Date Filed:

--------------------------------------------------------------------------------

                               TEGAL CORPORATION
                         2201 SOUTH MCDOWELL BOULEVARD
                           PETALUMA, CALIFORNIA 94955
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            ------------------------

                               SEPTEMBER 21, 1999

     The annual meeting of stockholders of Tegal Corporation, a Delaware corporation, will be held on Tuesday, September 21, 1999, at 1:30 p.m. local time, at our headquarters at 2201 South McDowell Boulevard, Petaluma, California 94955 for the following purposes:

     1. To elect five directors to serve for one year and until their successors are duly elected and qualified. The names of the nominees to the board of directors are set forth in the accompanying proxy statement which is part of this notice.

     2. To approve an amendment to our employee qualified stock purchase plan to increase the number of shares available for issuance thereunder from 250,000 to 500,000.

     3. To approve an amendment to our 1998 equity plan to increase the number of shares available for issuance thereunder from 600,000 to 900,000.

     4. To transact such other business as may properly come before the annual meeting and any adjournments of the annual meeting.

     The board of directors has fixed the close of business on July 30, 1999 as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting or at any adjournments of the annual meeting.

     In order to ensure your representation at the annual meeting, you are requested to sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope (to which no postage need be affixed if mailed in the United States). If you attend the annual meeting and file with the Secretary of Tegal Corporation an instrument revoking your proxy or a duly executed proxy bearing a later date, your proxy will not be used.

     All stockholders are cordially invited to attend the annual meeting.

                                          By Order of the Board of Directors
                                          TEGAL CORPORATION
                                          LOGO
                                          DAVID CURTIS
                                          Secretary

Petaluma, California
August 10, 1999

                               TEGAL CORPORATION
                            ------------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 21, 1999

                            ------------------------

                                  INTRODUCTION

     This proxy statement is furnished in connection with the solicitation of proxies in the form enclosed for use at the annual meeting of stockholders of Tegal Corporation, a Delaware corporation, to be held at 1:30 p.m. local time on Tuesday, September 21, 1999 and at any adjournments of the annual meeting for the purposes of (1) electing five directors, (2) approving an amendment to our employee qualified stock purchase plan to increase the number of shares available for issuance thereunder from 250,000 to 500,000, (3) approving an amendment to our 1998 equity plan to increase the number of shares available for issuance thereunder from 600,000 to 900,000 and (4) to transact such other business as may properly come before the annual meeting and any adjournments of the annual meeting. The approximate date when this proxy statement and accompanying proxy are first being sent to stockholders is August 10, 1999.

     This solicitation is made on behalf of our board of directors. Costs of the solicitation will be borne by us. Our directors, officers and employees and our subsidiaries may also solicit proxies by telephone, telegraph, fax or personal interview. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to stockholders.

     Holders of record of our common stock, par value $0.01 per share, as of the close of business on July 30, 1999 are entitled to receive notice of, and to vote at, the annual meeting. The outstanding common stock constitutes the only class of our securities entitled to vote at the annual meeting, and each share of common stock entitles the holder to one vote. At the close of business on July 15, 1999, there were 10,761,588 shares of common stock issued and outstanding. Two or more stockholders representing a majority of the outstanding shares must be present in person or by proxy to constitute a quorum for the transaction of business at the annual meeting.

     Unless contrary instructions are indicated on the proxy, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR

     - the election of all of the directors nominated below;

     - the amendment to our employee qualified stock purchase plan to increase the number of shares available for issuance thereunder from 250,000 to 500,000; and

     - the amendment to our 1998 equity plan to increase the number of shares available for issuance thereunder from 600,000 to 900,000.

     With respect to any other business which may properly come before the annual meeting and be submitted to a vote of stockholders, proxies received by the board of directors will be voted in accordance with the best judgment of the designated proxy holders. Any proxy may be revoked at any time before it is exercised by filing with the Secretary an instrument revoking it or by submitting prior to the time of the annual meeting a duly executed proxy bearing a later date. Stockholders who have executed and returned a proxy and who then attend the annual meeting and desire to vote in person are requested to so notify the Secretary prior to the time of the annual meeting.

     Shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the annual meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal or proposals) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but are not considered as votes "cast" for the purpose of determining the outcome of a proposal.

     In voting for the election of directors each share has one vote for each position to be filled, and there is no cumulative voting, which means that a simple majority of the shares voting may elect all of the directors. The amendment to the employee qualified stock purchase plan requires the approval of a majority of the outstanding shares of Tegal's common stock. The amendment to the 1998 equity plan requires the approval of a majority of the shares of common stock present and entitled to vote at the annual meeting.

     Our principal executive offices are located at 2201 South McDowell Boulevard, Petaluma, California 94955. Our telephone number is (707) 763-5600.

                              GENERAL INFORMATION

     We were formed in December 1989 to acquire the operations of the former Tegal Corporation, a division of Motorola, Inc. The predecessor company was founded in 1972 and acquired by Motorola in 1978.

                             ELECTION OF DIRECTORS

                                (PROPOSAL NO. 1)

     Our board of directors is currently comprised of five members. Directors are elected at each annual meeting and hold office until their successors are duly elected and qualified at the next annual meeting. Pursuant to our bylaws, and a resolution adopted by the board of directors, the authorized number of members of the board of directors has been set at six. Our bylaws require that there be a minimum of two and maximum of eight members of the board of directors.

     In the absence of instructions to the contrary, the persons named as proxy holders in the accompanying proxy intend to vote in favor of the election of the five nominees designated below to serve until the 2000 annual meeting of stockholders and until their respective successors shall have been elected and qualified. Messrs. Parodi, Krauss, Mika, Nazem and Dohring are our current directors. The board of directors expects that each of the nominees will be available to serve as a director, but if any such nominee should become unavailable for election, it is intended that the shares represented by the proxy will be voted for such substitute nominee as may be designated by the board of directors.

                       NOMINEES FOR ELECTION AS DIRECTOR

                                                                  DIRECTOR     NEW TERM
                          NAME                             AGE     SINCE      WILL EXPIRE
                          ----                             ---    --------    -----------
Michael L. Parodi........................................  51       1997         2000
Jeffrey M. Krauss........................................  42       1992         2000
Thomas R. Mika...........................................  48       1992         2000
Fred Nazem...............................................  58       1995         2000
Edward A. Dohring........................................  66       1996         2000

     Michael L. Parodi joined Tegal as director, President and Chief Executive Officer in December 1997. He was elected to the additional post of Chairman of the Board in March 1999. From 1991 to 1996, Mr. Parodi was Chairman of the Board, President and Chief Executive Officer of Semiconductor Systems, Inc., a manufacturer of photolithography processing equipment sold to the semiconductor and thin film head markets until Semiconductor Systems, Inc. was merged with FSI International. Mr. Parodi remained with FSI International as Executive Vice President and General Manager of Semiconductor Systems, Inc. from the time of the merger to December 1997, integrating Semiconductor Systems, Inc. into FSI International. In 1990, Mr. Parodi led the acquisition of Semiconductor Systems, Inc. from General Signal Corporation. Prior to 1990, Mr. Parodi held various senior engineering and operations management positions with General Signal Corporation, Signetics Corporation, Raytheon Company, Fairchild Semiconductor Corporation and National

Semiconductor Corporation. Mr. Parodi currently is a member of the Semiconductor Equipment and Materials International and the U.S. Display Consortium Boards of Directors.

     Jeffrey M. Krauss has served as a director of Tegal since June 1992. Since 1990, Mr. Krauss has been a general partner of the general partner of Nazem & Company III, L.P. and Nazem & Company IV, L.P., venture capital funds. He is also a general partner of The Transatlantic Fund, a joint venture between Nazem & Company and Banque Nationale de Paris of France. Prior to joining Nazem & Company, Mr. Krauss was a corporate attorney with the law firm of Simpson Thacher & Bartlett, where he specialized in leveraged buyout transactions.

     Thomas R. Mika has served as a director of Tegal since June 1992. Since January 1982, he has been the Managing Director of International Management Technology Corporation, a private investment firm active in the management of several companies. Since January 1995, he has been the President and Chief Executive Officer of Soupmasters International, Inc. and Vice President of Pacific Partners -- Royal Oak Ventures, Inc.

     Fred Nazem has served as a director of Tegal since March 1995. Since 1981, he has been President of Nazem Inc. and Managing General Partner of the general partner of, respectively, Nazem & Company, L.P., Nazem & Company II, L.P., Nazem & Company III, L.P. and Nazem & Company IV, L.P., which are all affiliated venture capital funds. He is also a general partner of The Transatlantic Fund, a joint venture between Nazem & Company and Banque Nationale de Paris of France.

     Edward A. Dohring has served as a director of Tegal since September 1996. From October 1994 through December 1998, he was the President of SVG Lithography Systems, Inc., a subsidiary of Silicon Valley Group, Inc. From July 1992 to October 1994 he was President of the Track Division of Silicon Valley Group, Inc. Prior to joining Silicon Valley Group, Inc., Mr. Dohring was the President of Advantage Production Technology, Inc. from 1991 to 1992, when it was sold to Genus. Mr. Dohring was a member of the Semiconductor Equipment and Materials International board of directors from 1977 to 1989.

     All directors hold office until our next annual meeting of the stockholders or until their successors have been duly elected or qualified. There are no family relationships between any of our directors or executive officers.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

     In fiscal year 1999, the board of directors held eight meetings (including four written consents in lieu of meetings). Each director attended at least 75% of the total number of board meetings and meetings of board committees on which the director served during the time he served on the board or committees.

     The board of directors has established an audit committee and a compensation committee. The audit committee, consisting of Messrs. Dohring, Krauss and Mika, reviews the adequacy of internal controls and the results and scope of the audit and other services provided by our independent auditors. The audit committee meets periodically with management and the independent auditors. The audit committee held one meeting in fiscal 1999.

     For fiscal 1999, the compensation committee was comprised of Messrs. Dohring, Mika and Krauss. The compensation committee held three meetings in fiscal 1999. The functions of the compensation committee include establishing salaries, incentives and other forms of compensation for our officers and other employees and administering our incentive compensation and benefit plans.

DIRECTOR COMPENSATION

     Our outside directors currently receive an annual $12,000 retainer for service on the board of directors, meeting fees of $1,500 per board meeting and $1,125 per committee meeting. All director compensation has been temporarily reduced by 10% since September 1998. Furthermore, directors may be reimbursed for certain expenses in connection with attendance at board and committee meetings. In addition, we provide the Stock Option Plan for Outside Directors, pursuant to which non-employee directors receive stock options for serving on our board of directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     For fiscal 1999, the compensation committee was comprised of three directors: Messrs. Dohring, Mika and Krauss. Mr. Krauss is a General Partner of Nazem and Associates III, L.P., a venture capital firm, which is the general partner of Nazem & Company III, L.P. Mr. Mika is the Managing Director of International Management Technology Corporation. Mr. Dohring is the retired President of SVG Lithography Systems, Inc., a subsidiary of Silicon Valley Group, Inc. For a more detailed description of each of these individuals' backgrounds, see "Election of Directors."

                         COMPENSATION COMMITTEE REPORT

     The information set forth below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

                                    *  *  *

     The compensation committee of the board of directors has furnished the following report on executive compensation.

OVERALL POLICY

     In formulating the executive compensation program, the compensation committee's objectives were (1) to attract and retain competent executive talent and motivate executive officers to perform to the full extent of their abilities, (2) to tie a significant portion of executive compensation to the achievement of specified performance goals for Tegal, and (3) to link executive and stockholder interests through equity based plans.

     The key elements of our executive compensation program consist of base salary, cash bonuses and stock options.

BASE SALARY

     Each executive's base salary is reviewed annually, but as a general rule, significant base salary increases are limited to promotions, while lesser adjustments are made as appropriate after taking into account such factors as internal equity, comparable market salaries paid to individuals of comparable responsibility and company size and increases in levels of responsibility. All salaries are based on sustained individual performance toward our goals and objectives.

     Pursuant to an employment agreement dated December 16, 1997 between Tegal and Stephen P. DeOrnellas, our Vice President, Technology and Corporate Development and Chief Technical Officer, Mr. DeOrnellas will receive a base salary of $165,000, which has been temporarily reduced by 10% since September 1998, and certain other benefits set forth in the DeOrnellas Agreement. The DeOrnellas employment agreement shall expire on December 16, 2000. See -- "Chief Executive Officer Compensation" regarding the employment agreement of the Chief Executive Officer.

     On June 11, 1996, the board of directors approved a severance arrangement in the event of a change of control of Tegal. If an executive officer is terminated as a result of a change of control, we shall continue to pay such executive officer's base salary and certain benefits for a period of twelve months.

BONUS PROGRAMS

     In fiscal 1997, our board of directors concluded that we were not providing competitive compensation packages for a number of our executive and management employees without offering an annual incentive bonus plan. In order to motivate executives and managers in the attainment of our annual goals and to enhance our ability to attract and retain key managerial employees through a competitive compensation package, the board approved the adoption of an annual performance bonus plan for executives and managers designated by the Chief Executive Officer and approved by the board of directors. Each designated position has an annual bonus incentive target expressed as a percentage of that executive's or manager's base salary. The attainment of the target bonus is determined by the degree to which an individual achieves specific annual objectives determined annually and reviewed and approved by the board of directors for all executives who report directly to the Chief Executive Officer, and by the degree to which we achieve our annual financial plan. No bonuses are to be paid unless we realize a minimum of 5 percent profit before taxes as a percent of revenue. Incentives are prorated if we exceed or fall short of our annual financial plan goals, with the incentive maximums capped at 250% of target bonus amounts.

STOCK OPTIONS

     We provide long-term incentive compensation through our equity plan which generally gives the board of directors authority to grant stock options as well as other types of awards. Stock options are designed to align the interests of executives and key personnel with those of the stockholders. The board of directors believes that significant equity interests in Tegal held by our management serve to retain and motivate management.

     The board of directors' decision whether to grant options and the number of options are based primarily on the individual executive's responsibility, performance and existing stock ownership. In fiscal 1999, the board of directors made awards based on the board of directors' assessment of the individual executive's contribution to our success in meeting our financial goals. This assessment was based primarily on our earnings and the level of the executive's responsibility. The awards also were made based on non-financial performance measures such as individual performance, the recommendations of the Chief Executive Officer of Tegal and the success in implementing our long-term strategic plan. It is expected that most awards under the 1998 equity plan, will be stock options which will generally be granted with an exercise price equal to the market price of the common stock on the date of grant.

CHIEF EXECUTIVE OFFICER COMPENSATION

     The compensation committee is charged with establishing the objectives and compensation of Michael L. Parodi, the Chief Executive Officer of Tegal, who is responsible for our strategic and financial performance. Mr. Parodi became the Chief Executive Officer of Tegal in December 1997. The compensation committee determines our Chief Executive Officer's compensation package based upon the general factors discussed above and upon an evaluation of compensation paid to chief executive officers at comparable public companies and other companies in our industry.

     Pursuant to a three-year employment agreement, Mr. Parodi will receive a base salary of $250,000 or such higher rate as may from time to time be granted in accordance with our normal review procedures and policies in return for Mr. Parodi's services as the Chief Executive Officer. Mr. Parodi's current salary is $250,000, which has been temporarily reduced by 10% since September 1998. In addition, Mr. Parodi is eligible to receive a maximum bonus of 50% of his base salary upon the achievement of certain goals established by the board of directors at the beginning of each fiscal year. For fiscal 1999, Mr. Parodi did not receive a bonus. Pursuant to the employment agreement, Mr. Parodi was granted (1) an option to purchase 260,000 shares of common stock, subject to our repurchase rights expiring over a four year period and (2) an option to purchase 240,000 shares of common stock, subject to our right of repurchase expiring in installments of 60,000 when the closing price of our common stock reaches certain prices for ten or more consecutive trading days. The board of directors determines the actual bonus payable based upon the recommendation of the compensation committee. Such recommendation by the compensation committee is based on our overall performance against specific strategic and financial goals which are determined at the beginning of the fiscal year.

     The compensation committee and Mr. Parodi believe that currently he is adequately incentivized to enhance profitability and stockholder value through his compensation package and his ownership of options.

The compensation committee continues to retain the discretion to change the amount and form of compensation payable to Mr. Parodi.

CONCLUSION

     Through the programs described above, a significant portion of the each executive's compensation is now linked directly to our financial performance. The policy of these programs is to award bonuses based on our success as well as to provide incentives to executives to enhance our financial performance and long-term stockholder value.

                                          Edward A. Dohring
                                          Thomas R. Mika
                                          Jeffrey Krauss

                             EXECUTIVE COMPENSATION

     The following table shows, for the fiscal years ended March 31, 1997, 1998 and 1999, the cash compensation paid by us and our subsidiaries as well as certain other compensation paid or accrued for those years for services in all capacities to the person serving as the Chief Executive Officer of Tegal during fiscal 1999 and the other four most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 in fiscal 1999.

                           SUMMARY COMPENSATION TABLE

                                                                              LONG TERM
                                                                             COMPENSATION
                                                                             ------------
                                                   ANNUAL COMPENSATION        SECURITIES     ALL OTHER
                                               ---------------------------    UNDERLYING    COMPENSATION
         NAME AND PRINCIPAL POSITION           YEAR   SALARY($)   BONUS($)     OPTIONS         ($)(3)
         ---------------------------           ----   ---------   --------   ------------   ------------
Michael L. Parodi(1).........................  1999    223,348         --           --         17,109
  Chairman of the Board, President and         1998     57,690      9,690      500,000          4,354
  Chief Executive Officer                      1997         --         --           --             --

David Curtis.................................  1999    156,342         --      100,000            189
  Vice President, Finance and                  1998    150,010         --       50,000            254
  Administration, Chief Financial Officer,     1997    150,100     17,325       50,100            254
  Secretary and Treasurer

Stephen P. DeOrnellas........................  1999    156,676         --      100,000            341
  Vice President, Technology and               1998    165,007         --       50,000            381
  Corporate Development, Chief Technical
  Officer                                      1997    148,554     16,975       50,100            409

James D. McKibben............................  1999    151,073     31,933      100,000          6,776
  Vice President, Worldwide                    1998    159,994     46,719       50,000          6,938
  Marketing and Sales                          1997    116,302     26,321       60,100          5,267

Colin C. Tierney(2)..........................  1999     98,722     80,000      120,000          4,274
  Vice President, Worldwide                    1998         --         --           --             --
  Operations and Customer Support              1997         --         --           --             --

---------------
(1) Mr. Parodi joined Tegal on December 17, 1997.

(2) Mr. Tierney joined Tegal on September 17, 1998 and received a signing bonus of $80,000 in connection with commencement of his employment.

(3) For Messrs. Curtis and DeOrnellas, amounts represent contributions made by us under our 401(k) plan. Other compensation in fiscal 1999 for Messrs. Parodi, McKibben and Tierney consists of $16,800, $6,180 and $3,880, respectively, in car allowance paid by us and $309, $596 and $394, respectively, in 401(k) plan contributions made by us.

                       OPTION GRANTS IN 1999 FISCAL YEAR

     The following table sets forth information concerning individual grants of stock options made during fiscal 1999 to each of the individuals identified in the Summary Compensation Table.

                                                                                           POTENTIAL REALIZABLE
                                                   INDIVIDUAL GRANTS                         VALUE AT ASSUMED
                                --------------------------------------------------------       ANNUAL RATES
                                  NUMBER OF     % OF TOTAL                                    OF STOCK PRICE
                                 SECURITIES      OPTIONS                                     APPRECIATION FOR
                                 UNDERLYING     GRANTED IN   EXERCISE                         OPTION TERM(2)
                                   OPTIONS        FISCAL       PRICE                       ---------------------
             NAME               GRANTED(#)(1)      1999      ($/SHARE)   EXPIRATION DATE     5%($)      10%($)
             ----               -------------   ----------   ---------   ---------------   ---------   ---------
Michael L. Parodi.............          --           --          --               --             --          --
David Curtis..................      50,000         6.73%       1.50         10/13/08        169,334     314,061
                                    50,000         6.73%       3.38         12/15/08         75,584     220,311
Stephen P. DeOrnellas.........      50,000         6.73%       1.50         10/13/08        169,334     314,061
                                    50,000         6.73%       3.38         12/15/08         75,584     220,311
James D. McKibben.............      50,000         6.73%       1.50         10/13/08        169,334     314,061
                                    50,000         6.73%       3.38         12/15/08         75,584     220,311
Colin C. Tierney..............     120,000        16.16%       2.19          9/17/08        323,842     671,187

---------------
(1) Stock acquired pursuant to the exercise of options may be subject to our right of repurchase upon termination of employment or consulting at the original exercise price for up to four years from the date the options were granted, with our right of repurchase partially expiring over that period of time.

(2) The assumed annual rates of appreciation in the table are shown for illustrative purposes only pursuant to applicable requirements. Actual values realized on stock options are dependent on actual future performance of Tegal's stock, among other factors. Accordingly, the amounts shown may not necessarily be realized.

                    AGGREGATED OPTION EXERCISES DURING 1999
               FISCAL YEAR AND 1999 FISCAL YEAR-END OPTION VALUES

     The following table sets forth information concerning exercise of stock options during fiscal 1999 by each of the individuals identified in the Summary Compensation Table and the value of options at the end of fiscal 1999.

                                                              NUMBER OF SECURITIES
                                      SHARES       VALUE     UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED
                                    ACQUIRED ON   REALIZED         OPTIONS AT           IN-THE-MONEY OPTIONS
               NAME                 EXERCISE(#)     ($)       1999 YEAR-END(#)(A)     AT 1999 YEAR-END($)(A)(B)
               ----                 -----------   --------   ----------------------   -------------------------
Michael L. Parodi.................      --          --              500,000                          0
David Curtis......................      --          --              220,100                     75,000
Stephen P. DeOrnellas.............      --          --              322,995                    120,562
James D. McKibben.................      --          --              210,100                     75,000
Colin C. Tierney..................      --          --              120,000                     97,440

---------------
(a) The options are immediately exercisable, but may be subject to our right of repurchase upon termination of employment or consulting at the original exercise price for up to four years from the date of grant.

(b) Potential unrealized value is (1) the fair market value at fiscal 1999 year-end ($3 per share) less the exercise price of "in-the-money," unexercised options times (2) the number of shares represented by such options.

                          APPROVAL OF THE AMENDMENT TO
                   THE EMPLOYEE QUALIFIED STOCK PURCHASE PLAN

                                (PROPOSAL NO. 2)

THE EMPLOYEE QUALIFIED STOCK PURCHASE PLAN

     On July 21, 1999, our board of directors, subject to stockholder approval, unanimously adopted the amendment to the employee qualified stock purchase plan increasing the number of shares available for issuance under the plan from 250,000 to 500,000.

     The board of directors believes that the employee qualified stock purchase plan, as amended, is desirable:

     - to assist our employees and the employees of our subsidiaries in acquiring a stock ownership interest in Tegal pursuant to a plan which is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended; and

     - to encourage employees to remain in our employment and the employment of our subsidiaries.

     Through July 15, 1999, 250,000 shares of common stock were reserved for issuance upon exercise of options under the employee qualified stock purchase plan as presently in effect. As of July 15, 1999, 834 shares remain issuable under the employee qualified stock purchase plan.

     The principal features of the employee qualified stock purchase plan, as amended, are summarized below, but the summary is qualified in its entirety by reference to the employee stock purchase plan, as amended, which is attached as Appendix A to this proxy statement.

     The employee qualified stock purchase plan is administered by a committee composed of at least two members of the board, each of whom is a "disinterested person" within the meaning of Rule 16b-3 which has been adopted by the Securities and Exchange Commission under the Exchange Act. The committee has the power to interpret the employee qualified stock purchase plan and the terms of the options issued under the plan and to adopt such rules for the administration, interpretation and application of the plan as are consistent with the plan and to interpret, amend or revoke any such rules.

     Options will be granted to any eligible employee of Tegal or its subsidiaries:

     - who does not immediately after the option is granted, own stock possessing five percent or more of the total combined voting power or value of all classes of stock of Tegal;

     - who has been employed by Tegal for at least three months;

     - whose customary employment is for more than 20 hours per week; and

     - whose customary employment is for more than five months in any calendar year.

     A maximum of 500,000 shares of common stock may be issued upon exercise of options granted under the employee qualified stock purchase plan. Eligible employees shall be granted options under the plan in successive six-month offering periods upon an eligible employee's election to participate in the plan until the earlier of (1) the date when the number of shares of stock available under the plan have been sold or (2) the date when the plan is terminated. The date of grant shall be January 1 or July 1 of each six month plan period. Each option shall expire on the date of exercise immediately after the automatic exercise of the option in accordance with the plan. The number of shares of stock subject to each option shall equal the payroll deductions authorized by each participant, divided by the option price; provided, however, that the maximum number of shares subject to any option shall not exceed 2,500.

     Eligible employees shall participate in the plan only by means of payroll deduction. Each eligible employee who elects to participate in the plan shall deliver during the calendar month preceding a date of grant, no later than five working days before the date of grant, a completed and executed written payroll deduction authorization in a form prepared by Tegal. An eligible employee's authorization shall give notice of the eligible employee's election to participate in the plan for the next following offering period and subsequent offering periods and shall designate a stated whole dollar amount or percent of eligible compensation to be withheld on each payday. The amount withheld shall not be less than $10.00 each payday and the stated amount shall not exceed 10% of eligible compensation. The cash compensation payable to a participant for an offering period shall be reduced each payday through a payroll deduction in an amount equal to the stated withdrawal amount specified in the authorization payable on such payday, and such amount shall be credited to the participant's account under the plan. Any authorization shall remain in effect until the eligible employee amends the authorization, withdraws in accordance with the plan or ceases to be an eligible employee.

     No eligible employee shall be granted an option under the plan which permits his rights to purchase stock under the plan and under all other employee stock purchase plans of Tegal, any parent corporation or any subsidiary corporation subject to Section 423 of the Internal Revenue Code to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time the option is granted) for each calendar year. For the purpose of this limitation, the right to purchase stock under an option accrues when the option (or any portion of the option) first becomes exercisable during the calendar year, the right to purchase stock under an option accrues at the rate provided in the option, but in no case may such rate exceed $25,000 of the fair market value of such stock (determined at the time the option is granted) for any one calendar year, and a right to purchase stock which has accrued under an option may not be carried over to any other option.

     During a leave of absence meeting the requirements of Treasury Regulation
Section 1.421-7(h)(2), a participant may continue to participate in the plan by making cash payments on each payday equal to the amount of the participant's payroll deductions under the plan for the payday immediately preceding the first day of the participant's leave of absence.

     The option price per share of stock to be paid by a participant upon the exercise of the participant's option shall be equal to 85% of the lesser of the fair market value of a share of stock on the date of exercise or the fair market value of a share of stock on the date of grant. The fair market value of a share of stock as of a given date shall be:

     - the closing price of a share of stock on the principal exchange on which the stock is then trading, if any, on such date, or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred;

     - if the stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, (1) the last sales price (if the stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for a share of the stock on such date, or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred, as reported by Nasdaq or such successor quotation system;

     - if the stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the mean between the closing bid and asked prices for a share of stock on such date, or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred, as determined in good faith by the committee; or

     - if the stock is not publicly traded, the fair market value of a share of stock established by the committee acting in good faith.

     An option granted under the plan shall not be transferable other than by will or the laws of descent and distribution, and is exercisable during the participant's lifetime only by the participant. Except upon the participant's death, an option may not be exercised to any extent except by the participant. Tegal shall not recognize and shall be under no duty to recognize any assignment or alienation of the participant's interest in the plan, the participant's option or any rights under the participant's option.

     The board of directors may amend, suspend, or terminate the plan at any time and from time to time, provided that approval by a vote of the holders of more than 50% of the outstanding shares of Tegal's capital stock entitled to vote is required to amend the plan:

     - to change the number of shares of stock reserved for sale pursuant to options under the plan;

     - to decrease the option price below a price computed in the manner stated in the plan;

     - to alter the requirements for eligibility to participate in the plan; or

     - in any manner that would cause the plan to no longer be an "employee stock purchase plan" within the meaning of Section 423(b) of the Internal Revenue Code.

FEDERAL INCOME TAXES

     The following discussion is a general summary of the material federal income tax consequences to participants in the employee qualified stock purchase plan. The discussion is based on the Internal Revenue Code of 1986, as amended ("Internal Revenue Code" or "Code"), regulations thereunder, rulings and decisions now in effect, all of which are subject to change. The summary does not discuss all aspects of federal income taxation that may be relevant to a particular participant in light of such participant's personal investment circumstances. Also, state and local income taxes are not discussed and may vary from locality to locality.

     The plan is intended to meet the requirements of an "employee stock purchase plan" under Section 423 of the Internal Revenue Code. Neither the grant of the right to purchase shares, nor the purchase of shares, under the plan has a federal income tax effect on the participant or Tegal. Any United States tax liability to the employee and the tax deductions to Tegal are deferred until the participant sells the shares, disposes of the shares by gift or dies.

     In general, if shares are held for more than one year after they are purchased and for more than two years from the beginning of the enrollment period in which they are purchased ("date of grant") or if the participant dies while owning the shares regardless of how long they were held, gain on the sale or other disposition of the shares constitutes ordinary income to the participant (with no corresponding deduction to Tegal) to the extent of the lesser of (i) the amount by which the fair market value of the shares at the date of grant exceeds the participant's purchase price, or (ii) the amount by which the fair market value of the shares on the date of sale, gift or death, exceeds the participant's purchase price. Any additional gain is capital gain. If the shares are sold or disposed of prior to meeting both of the holding periods, the participant recognizes ordinary income (and Tegal receives a corresponding deduction subject to Section 162(m) of the Internal Revenue Code) to the extent that the fair market value of the shares at the date of exercise of the option exceeds the option price. Any appreciation or depreciation after the date of the participant's purchase is treated as capital gain or loss.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE AMENDMENT TO THE EMPLOYEE QUALIFIED STOCK PURCHASE PLAN.

                          APPROVAL OF THE AMENDMENT TO
                       THE 1998 EQUITY PARTICIPATION PLAN

                                (PROPOSAL NO. 3)

THE 1998 EQUITY PARTICIPATION PLAN

     On July 21, 1999, the board of directors, subject to stockholder approval, unanimously adopted the amendment to the 1998 equity plan increasing the number of shares available for issuance under the 1998 equity plan from 600,000 to 900,000.

     The board of directors believes that the 1998 equity plan, as amended, is desirable:

     - to provide an incentive for key employees and consultants of Tegal to further the growth, development and financial success of Tegal by personally benefiting through the ownership of Tegal's stock and/or rights which recognize such growth, development and financial success; and

     - to enable Tegal to obtain and retain the services of key employee and consultants considered essential in the long-range success of Tegal by offering them an opportunity to own stock in Tegal and/or rights which will reflect the growth, development and financial success of Tegal.

     Through July 15, 1999, 600,000 shares of common stock were reserved for issuance upon exercise of options under the 1998 equity plan as presently in effect. As of July 15, 1999, all 600,000 shares remain issuable under the 1998 equity plan, and no shares were subject to outstanding options.

     The principal features of the 1998 equity plan, as amended, are summarized below, but the summary is qualified in its entirety by reference to the 1998 equity plan, as amended, which is attached as Appendix B to this proxy statement.

     Under the 1998 equity plan, not more than 900,000 shares of common stock (or the equivalent in other equity securities) are authorized for issuance upon exercise of options and stock appreciation rights ("SARs") or upon vesting of restricted stock awards. Furthermore, the maximum number of shares that may be subject to any award granted under the 1998 equity plan to any individual in any calendar year cannot exceed 600,000. The shares available under the 1998 equity plan upon exercise of options and SARs and for issuance as restricted stock may be either previously authorized but unissued shares or treasury shares, and may be equity securities other than common stock. The 1998 equity plan provides for appropriate adjustments in the number and kind of shares subject to the 1998 equity plan and to outstanding grants thereunder (including acceleration of vesting in some instances) in the event of a change in control or a recapitalization such as a stock split or stock dividend. If any portion of an option, SAR or restricted stock award terminates or lapses unexercised, or is canceled upon grant of a new option, SAR or restricted stock award (which may be at a higher or lower exercise price than the option, SAR or restricted stock award so canceled), the shares which were subject to the unexercised portion of such option, SAR or restricted stock award, will continue to be available for issuance under the 1998 equity plan.

     The compensation committee or another committee or a subcommittee of the board assuming the functions of the compensation committee under the 1998 equity plan administer the 1998 equity plan. The committee consists of two or more independent directors appointed by and holding office at the pleasure of the board, each of whom is both a "non-employee director" for purposes of Rule 16b-3 ("Rule 16b-3") under the Exchange Act and an "outside director" for purposes of
Section 162(m) of the Internal Revenue Code. Appointment of committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the board. Vacancies in the committee may be filled by the board. The committee will have the power to interpret the 1998 equity plan and to adopt such rules for the administration, interpretation, and application of the 1998 equity plan as are consistent therewith, to interpret, amend or revoke any such rules. The board will have discretion to exercise any and all rights and duties of the committee under the 1998 equity plan except with respect to matters which under Rule 16b-3 or
Section 162(m) of the Internal Revenue Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the committee.

     Options, restricted stock awards and SARs under the 1998 equity plan may be granted to committee-selected individuals who are then our employees or consultants.

     The 1998 equity plan provides that we may grant or issue stock options, restricted stock and SARs or any combination of stock options, restricted stock and SARs. The terms and conditions of each award will be set forth in a separate award agreement between the holder of the award and us.

     Nonqualified Stock Options ("NQSOs") will provide for the right to purchase common stock at a specified price which, except with respect to NQSOs intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code, may be less than fair market value on the date of grant (but not less than 85% of fair market value), and usually will become exercisable, in the discretion of the committee in one or more installments after the grant date, subject to the participant's continued provision of services to us and/or subject to the satisfaction of individual or company performance targets established by the committee. NQSOs may be granted for any term specified by the committee.

     Incentive Stock Options ("ISOs") will be designed to comply with the provisions of the Internal Revenue Code and will be subject to certain restrictions contained in the Internal Revenue Code. Among such restrictions, ISOs must have an exercise price not less than the fair market value of a share of common stock on the date of grant, may only be granted to employees, must expire within a specified period of time following the optionee's termination of employment, and must be exercised within the ten years after the date of grant, but may be subsequently modified to disqualify them from treatment as ISOs. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of our stock, the 1998 equity plan provides that the exercise price must be at least 110% of the fair market value of a share of common stock on the date of grant, and the ISO must expire upon the fifth anniversary of the date of its grant.

     Restricted Stock may be sold to participants at various prices (but not below par value) and made subject to such restrictions as may be determined by the board or committee. Restricted stock, typically, may be repurchased by us at the original purchase price if the conditions or restrictions are not met. In general, restricted stock may not be sold, or otherwise transferred or hypothecated, until restrictions are removed or expire. Purchasers of restricted stock will have all the rights of a stockholder with respect to such restricted stock, including the right to receive all dividends and other distributions paid or made with respect to the shares prior to the time when the restrictions lapse.

     Stock Appreciation Rights ("SARs") may be granted in connection with stock options, or separately. SARs granted by the committee in connection with stock options typically will provide for payments to the holder based upon increases in the price of our common stock over the exercise price of the related option. SARs granted by the committee independent of a stock option typically will provide for payments to the holder based upon increases in the price of our common stock over the exercise price of such independent SAR. Except as required by Section 162(m) of the Internal Revenue Code with respect to a SAR which is intended to qualify as performance-based compensation as described in Section 162(m) of the Internal Revenue Code, there are no restrictions specified in the 1998 equity plan on the exercise of SARs or the amount of gain realizable therefrom, although restrictions may be imposed by the committee in the SAR agreements. The committee may elect to pay SARs in cash or in common stock or in a combination of both.

SECURITIES LAWS AND FEDERAL INCOME TAXES

     The following discussion is a general summary of the material federal income tax consequences to participants in the 1998 equity plan. The discussion is based on the Internal Revenue Code, regulations thereunder, rulings and decisions now in effect, all of which are subject to change. The summary does not discuss all aspects of federal income taxation that may be relevant to a particular participant in light of such participant's personal investment circumstances. Also, state and local income taxes are not discussed and may vary from locality to locality. Accordingly, holders should not rely thereon for individual tax advice, as each taxpayer's situation and the consequences of any particular transaction will vary depending upon the specific facts and circumstances involved. Each taxpayer is advised to consult with his or her own tax advisor for particular federal, as well as state and local, income and any other tax advice.

     Securities Laws. The 1998 equity plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including, without limitation, Rule 16b-3. The 1998 equity plan will be administered, and awards will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the 1998 equity plan and awards granted thereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

     Nonqualified Stock Options. Nonqualified stock options are not intended to be incentive stock options under Section 422 of the Code. The grant of a nonqualified stock option is generally not a taxable event either for the optionee or for Tegal. Upon the exercise of a nonqualified stock option, the optionee generally will recognize ordinary income in an amount equal to the excess of the fair market value of the shares acquired upon exercise, determined at the date of exercise, over the exercise price of such option. Subject to
Section 162(m) of the Code, Tegal will be entitled to a business expense deduction equal to such amount in the fiscal year of Tegal in which the optionee exercises the nonqualified stock option. The ordinary income recognized by the optionee is subject to income and employment tax withholding. The optionee's tax basis in the shares acquired pursuant to the exercise of a nonqualified stock option will be equal to the option price paid plus the amount of ordinary income recognized upon exercise. Any gain or loss on a disposition of the common stock acquired upon the exercise of a nonqualified stock option will be treated as short-term or long-term capital gain or loss, subject to income taxation at short-term or long-term capital gains rates depending on the holding period of the optionee measured from the date of the exercise of such option. There are generally no federal income tax consequences to Tegal by reason of the disposition by an optionee of common stock acquired upon the exercise of a nonqualified stock option.

     If an optionee delivers previously acquired shares of the common stock of Tegal to pay the option price upon exercise of a non-qualified option, the shares of common stock so acquired that are equal in fair market value to the shares surrendered, measured at the date of exercise, generally will qualify for nonrecognition of gain. The tax basis of such shares will be equal to the optionee's basis in the shares surrendered and the holding period for purposes of determining capital gain or loss treatment with respect to subsequent appreciation or depreciation will be measured to include the optionee's holding period with respect to the surrendered shares. Shares of common stock of Tegal so acquired that exceed the fair market value of the shares surrendered will be taxable as ordinary income to the optionee. Tegal will be subject to a withholding obligation for income and employment taxes with respect to the amount of ordinary income recognized by the optionee and will be entitled to a deduction equal to the amount of such ordinary income. The optionee's basis in such shares is equal to the amount of ordinary income so recognized and the holding period for subsequent capital gain (or loss) will be measured from the exercise date.

     Incentive Stock Options. Generally, an optionee recognizes no taxable income upon the grant or exercise of an incentive stock option that meets the requirements of Code Section 422. However, the amount by which the fair market value of the common stock acquired at the time of exercise exceeds the option exercise price (the "spread") is taken into the account in determining the amount, if any, of the alternative minimum tax due from the optionee in the year in which the option is exercised. In addition, if the optionee exercises the option by paying the option price with shares of common stock, the transfer of such common stock may result in taxable income to the optionee even though the transfer itself will not affect the favorable tax treatment of the common stock received as a result of exercising the option.

     If an optionee holds the common stock acquired through the exercise of an incentive stock option for more than two years from the date on which the option was granted and more than one year from the date on which the option was exercised, and if the optionee is an employee of Tegal at all times from the date of the grant of the incentive stock option through the date that is three months before the date of exercise, any gain or loss on the subsequent disposition of such common stock will be taxed to such optionee as long-term capital gain or loss equal to the difference between consideration received upon such disposition and the option exercise price.

     Generally, if an optionee disposes of the common stock received on exercise of an incentive stock option less than two years after the date the option was granted or less than one year after the date the option was exercised, it is considered to be a "disqualifying disposition." At the time of such disqualifying disposition, the optionee will recognize ordinary income in the amount equal to the lesser of (i) the fair market value of the common stock on the date of exercise over the option exercise price; or (ii) the amount received for the common stock over the option exercise price. Any gain in excess of this amount will be taxed as capital gain.

     To the extent that an optionee recognizes ordinary income by reason of a disqualifying disposition of common stock acquired upon the exercise of any incentive stock option, Tegal generally will be entitled to a corresponding business expense deduction in the fiscal year of Tegal in which the disqualifying disposition occurs, subject to Section 162(m) of the Code.

     Restricted Stock. A holder of restricted stock generally will recognize ordinary income an amount equal to the excess of the fair market value of the common stock (determined without regard to any restrictions other than those that by their terms never lapse) over the amount, if any, paid for the common stock on the earlier of the date on which: (i) the common stock is no longer subject to a substantial risk of forfeiture or (ii) is transferable (without the transferee being subject to a substantial risk of forfeiture). If, as of such date, the holder cannot sell the common stock without incurring liability under
Section 16(b) of the Exchange Act, the holder generally will not recognize ordinary income with respect to the receipt of the common stock until such time as the holder can sell the common stock without incurring liability under
Section 16(b) of the Exchange Act. For purposes of determining the holder's income resulting from the receipt of the common stock, the fair market value will be determined as of that date.

     In the alternative, if the holder files an election with the Internal Revenue Service pursuant to Section 83(b) of the Code within 30 days of the receipt of the common stock pursuant to an award of restricted stock, the holder will be taxed in the year the common stock is received on the difference between the fair market value of the common stock at the time of receipt and the amount paid for the common stock, if any. This amount will be taxed as ordinary income. If shares with respect to which a Section 83(b) election has been made are later forfeited, the holder generally will be entitled to a capital loss only in an amount equal to the amount, if any, that the holder had paid for the forfeited shares, not the amount that the holder had recognized as income as a result of the Section 83(b) election. Subject to Section 162(m) of the Code, Tegal is entitled to a business expense deduction that corresponds to the amount of ordinary income recognized by the holder in the fiscal year of Tegal in which such ordinary income is recognized by the holder.

     Stock Appreciation Rights. Generally, the holder of a stock appreciation right recognizes no income upon the grant of a stock appreciation right. Upon exercise, the holder will recognize as ordinary income the excess of the value of the stock appreciation right on the date of exercise over the value as of the date of grant. If the stock appreciation right is paid in cash, the appreciation is taxable under Section 61 of the Code. If the committee determines to transfer shares of common stock to the holder in full or partial payment of the appreciation, the fair market value of the common stock so received over the amount paid therefor by the holder, if any, is taxable as ordinary income under
Section 83 of the Code as of the date the stock appreciation right is exercised. Subject to Section 162(m) of the Code, Tegal is entitled to a business expense deduction that corresponds to the amount of ordinary income recognized by the holder in the fiscal year of Tegal in which the stock appreciation right is exercised.

     Section 162(m) Limitation. In general, under Section 162(m) of the Internal Revenue Code, income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises, transfers of property and benefits paid under non-qualified plans) for certain executive officers exceeds $1 million (less the amount of any "excess parachute payments" as defined in Section 280G of the Internal Revenue
Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain "performance-based compensation."

     Under Section 162(m), stock options and SARs will satisfy the "performance-based compensation" exception if the award of the options or SARs are made by a board of directors committee consisting solely of 2 or more "outside directors," the plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e. the option or SAR exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Other types of awards such as restricted stock may only qualify as "performance-based compensation" if such awards are only granted or payable to the recipients based upon the attainment of objectively determinable and pre-established performance goals which are established by a qualifying committee and which relate to performance targets which are approved by the corporation's shareholders.

     The 1998 equity plan has been designed to permit a committee of outside directors, within the meaning of Section 162(m), to grant stock options, restricted stock and SARs that will qualify as "performance-based compensation." In addition, in order to permit awards other than stock options and SARs to qualify as "performance-based compensation, the 1998 equity plan provides that the committee may designate as "Section 162(m) Participants" certain employees whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Internal Revenue Code. The committee may grant awards to Section 162(m) Participants that vest or become exercisable upon the attainment of performance targets established by the committee.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE AMENDMENT TO THE 1998 EQUITY PLAN.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth information as of July 15, 1999 with respect to shares of our common stock which are held by persons known by us to be beneficial owners of more than 5% of such stock based upon information received from such persons. For purposes of this schedule, beneficial ownership of securities is defined in accordance with the rules of the Securities and Exchange Commission and means generally the power to vote or dispose of securities, regardless of any economic interest therein.

                                                        COMMON STOCK BENEFICIALLY OWNED
                                                  --------------------------------------------
                                                       AMOUNT AND NATURE OF         PERCENT OF
      NAME AND ADDRESS OF BENEFICIAL OWNER             BENEFICIAL OWNERSHIP           CLASS
      ------------------------------------        -------------------------------   ----------
Nazem & Company, L.P. III(1)....................             3,291,399                 30.6%
  645 Madison Avenue
  New York, New York 10022
     Fred Nazem(2)
     Jeffrey Krauss(2)
Nierenberg Investment Management Company,                    1,175,500                 10.9%
  Inc...........................................
  19605 N.E. 8th Street
  Camas, Washington 98607
Dimensional Fund Advisors Inc...................               664,000                  6.2%
  1299 Ocean Avenue, 11th Floor
  Santa Monica, California 90401
Morgens, Waterfall, Vintiadis & Co. Inc.........               619,800                  5.8%
  10 East 50th Street
  New York, NY 10022

---------------
(1) The general partner of Nazem & Company, L.P. III is Nazem and Associates III, L.P.

(2) For information regarding Messrs. Nazem and Krauss, see "Ownership of Stock by Management."

                        OWNERSHIP OF STOCK BY MANAGEMENT

     The following table sets forth information with respect to the beneficial ownership of shares of our common stock by our directors, the individuals named in the Summary Compensation Table, and all directors and executive officers as a group as of July 15, 1999. An asterisk denotes beneficial ownership of less than 1%.

                                                                               SHARES      PERCENT
                                                                            BENEFICIALLY      OF
      NAME OF BENEFICIAL OWNER                      POSITION                  OWNED(1)     CLASS(1)
      ------------------------                      --------                ------------   --------
Fred Nazem(2).......................  Director                               3,341,399       31.0%
Jeffrey M. Krauss(3)................  Director                               3,307,899       30.7
Thomas R. Mika(4)...................  Director                                  52,100          *
Edward A. Dohring(5)................  Director                                  15,000          *
Michael L. Parodi(6)................  Chairman of the Board, President,        505,000        4.5
                                      Chief Executive Officer and Director
David Curtis(7).....................  Vice President, Finance and              289,828        2.6
                                      Administration, Chief Financial
                                      Officer, Secretary and Treasurer
Stephen P. DeOrnellas(8)............  Vice President, Technology & New         337,627        3.0
                                      Business Development, Chief
                                      Technical Officer
James D. McKibben(9)................  Vice President, Worldwide Marketing      212,919        1.9
                                      & Sales
Colin C. Tierney(10)................  Vice President, Worldwide Operations     120,000        1.1
                                      and Customer Support
Directors and Executive Officers as
  a group (10 persons)(11)..........                                           5,067,718       40.9%

---------------
 (1) Applicable percentage of ownership is based on 10,761,588 shares of common stock outstanding as of July, 15, 1999. The number of shares of common stock beneficially owned and calculation of percent ownership of each person or group of persons named above, in each case, takes into account those shares underlying stock options that are currently exercisable, but which may or may not be subject to our repurchase rights held by such person or persons but not for any other person.

 (2) Includes 3,291,399 shares held by Nazem & Company, L.P. III. Mr. Nazem is a general partner of Nazem and Associates III, L.P., the general partner of Nazem & Company, L.P. III. Mr. Nazem disclaims beneficial ownership of shares held by Nazem & Company, L.P. III, except to the extent of his ownership interest in Nazem & Company, L.P. III. Includes options to purchase 30,000 shares of common stock which are exercisable within 60 days and excludes options to purchase 20,000 shares which are not so exercisable.

 (3) Includes 3,291,399 shares held by Nazem & Company, L.P. III. Mr. Krauss is a general partner of Nazem and Associates III, L.P., the general partner of Nazem & Company, L.P. III. Mr. Krauss disclaims beneficial ownership of shares held by Nazem & Company, L.P. III, except to the extent of his ownership interest in Nazem & Company, L.P. III. Includes options to purchase 15,000 shares of common stock which are exercisable within 60 days and excludes options to purchase 35,000 shares which are not so exercisable.

 (4) Includes options to purchase 30,000 shares of common stock which are exercisable within 60 days and excludes options to purchase 20,000 shares which are not so exercisable.

 (5) Includes options to purchase 15,000 shares of common stock which are exercisable within 60 days and excludes options to purchase 35,000 shares which are not so exercisable.

 (6) Includes options to purchase 500,000 shares of common stock which are currently exercisable, 435,000 shares of which were subject to repurchase rights as of July 15, 1999.

 (7) Includes 220,100 shares issuable pursuant to stock options which are currently exercisable, 161,875 of which were subject to repurchase rights as of July 15, 1999.

 (8) Includes 322,995 shares issuable pursuant to stock options which are currently exercisable, 167,500 of which were subject to repurchase rights as of July 15, 1999.

 (9) Includes 210,100 shares issuable pursuant to stock options which are currently exercisable, 152,500 of which were subject to repurchase rights as of July 15, 1999.

(10) Includes 120,000 shares issuable pursuant to stock options which are currently exercisable, all of which were subject to repurchase rights as of July 15, 1999.

(11) Includes 1,638,395 shares issuable pursuant to stock options which are currently exercisable, 1,170,402 of which were subject to repurchase rights as of July 15, 1999. Excludes options to purchase 110,000 shares of common stock which are not exercisable within 60 days.

                               PERFORMANCE GRAPH

     The information set forth below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

    COMPARISON OF CUMULATIVE TOTAL RETURN(1)(2)(3) AMONG TEGAL CORPORATION,
              THE NASDAQ STOCK MARKET -- US INDEX AND A PEER GROUP

                                                                                                              NASDAQ STOCK
                                                    TEGAL CORPORATION              PEER GROUP                 MARKET (U.S.)
                                                    -----------------              ----------                 -------------
10/19/1995                                               100.00                      100.00                      100.00
3/96                                                      61.00                       65.00                      105.00
3/97                                                      44.00                       85.00                      117.00
3/98                                                      55.00                      113.00                      178.00
3/99                                                      24.00                      178.00                      239.00

(1) The graph covers the period from October 19, 1995, the date our initial public offering commenced trading through the fiscal year ended March 31, 1999.

(2) The graph assumes that $100 was invested on October 19, 1995 in our common stock, the Nasdaq Stock Market -- U.S. Index and a peer group, and that all dividends were reinvested. No cash dividends have been declared on our common stock.

(3) The peer group chosen by us consists of the following corporations: Applied Materials Inc., Gasonics International Corp., Genus Inc., KLA-Tencor Corp., Lam Research Corp., Mattson Technology Inc., Novellus Systems Inc., Submicron Systems Corp. and Trikon Technologies Inc.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act, requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership (Forms 3, 4 and 5) with the Securities and Exchange Commission. Officers, directors and greater-than-ten-percent holders are required to furnish us with copies of all such forms which they file.

     To our knowledge, based solely on our review of such reports or written representations from certain reporting persons, we believe that all of the filing requirements applicable to our officers, directors, greater-than-ten-percent beneficial owners and other persons subject to Section 16 of the Exchange Act during fiscal 1999 were complied with, except for the one late filing by Colin C. Tierney, Vice President, Worldwide Operations and Customer Support, on Form 3 in connection with Mr. Tierney's commencement of employment with Tegal.

                              CERTAIN TRANSACTIONS

     We extended a $230,000 loan in fiscal 1999 to James D. McKibben for a term of six months to help him move his residence closer to our offices; Mr. McKibben has repaid that loan in full in April 1999. It is our policy that all transactions by us with officers, directors, 5% stockholders and their affiliates will be entered into only if such transactions are on terms no less favorable to us than could be obtained from unaffiliated parties, and are reasonably expected to benefit us. For further information regarding certain additional transactions with directors, see "Director Compensation."

                DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS
                          FOR THE 2000 ANNUAL MEETING

     New Securities and Exchange Commission rules regarding shareholder proposals became effective on June 29, 1998. Pursuant to these new rules, if we have not received notice prior to June 21, 2000 of any matter a shareholder intends to propose for a vote at the 2000 annual meeting of shareholders, then a proxy solicited by the board of directors may be voted on such matter in the discretion of the proxy holder, without discussion of the matter in the proxy statement soliciting such proxy and without such matter as a separate item on the proxy card.

     The proxy rules adopted by the Securities and Exchange Commission provide that certain stockholder proposals must be included in the proxy statement for our annual meetings of stockholders. A proposal to be presented at the 2000 annual meeting must be received at our principal executive offices no later than April 7, 2000 in order to be considered for inclusion in the proxy materials to be disseminated by the board of directors for such annual meeting. To be eligible for inclusion in such proxy materials, such proposals must conform to the requirements set forth in Regulation 14A under the Exchange Act as well as in our bylaws.

                                 OTHER MATTERS

     We are not aware of any matters that may come before the meeting other than those referred to in the notice of annual meeting of stockholders. If any other matter shall properly come before the annual meeting, however, the persons named in the accompanying proxy intend to vote all proxies in accordance with their best judgment.

     Our 1999 annual report for the fiscal year ended March 31, 1999 has been mailed with this proxy statement.

                                          By Order of the Board of Directors
                                          TEGAL CORPORATION
                                          /s/ DAVID CURTIS

                                          DAVID CURTIS
                                          Secretary

Petaluma, California
August 10, 1999

STOCKHOLDERS OF RECORD ON JULY 30, 1999 MAY OBTAIN COPIES OF TEGAL'S ANNUAL REPORT ON FORM 10-K (EXCLUDING EXHIBITS) FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY WRITING TO INVESTOR RELATIONS, TEGAL CORPORATION, 2201 SOUTH MCDOWELL BOULEVARD, PETALUMA, CALIFORNIA 94955.

                                                                      APPENDIX A

                               TEGAL CORPORATION

          AMENDED AND RESTATED EMPLOYEE QUALIFIED STOCK PURCHASE PLAN

     Tegal Corporation, a Delaware corporation (the "Company"), hereby adopts the Tegal Corporation Amended and Restated Employee Qualified Stock Purchase Plan (the "Plan"). The purposes of the Plan are as follows:

          (1) To assist employees of the Company and its Subsidiary Corporations (as defined below) in acquiring a stock ownership interest in the Company pursuant to a plan which is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended.

          (2) To encourage employees to remain in the employment of the Company and its Subsidiary Corporations.

1. DEFINITIONS

     As used herein, the terms shall have the following meanings unless the context clearly indicates to the contrary (such definitions to be equally applicable to both the singular and the plural forms of the terms defined):

          (a) "Authorization" has the meaning assigned to that term in Section 3(b) hereof.

          (b) "Board of Directors" or "Board" means the Board of Directors of the Company.

          (c) "Code" means the Internal Revenue Code of 1986, as amended.

          (d) "Committee" means the committee appointed to administer the Plan pursuant to Section 12 hereof.

          (e) "Date of Exercise" means, with respect to any Option, the last day of the Offering Period for which the Option was granted.

          (f) "Date of Grant" means, with respect to any Option, the date upon which the Option is granted, as set forth in Section 3(a) hereof.

          (g) "Eligible Compensation" means the employee's base pay.

          (h) "Eligible Employee" means an employee of the Company or any Subsidiary Corporation (1) who does not, immediately after the Option is granted, own stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company, a Parent Corporation or a Subsidiary Corporation; (2) who has been employed by the Company or any Subsidiary Corporation for not less than three months; (3) whose customary employment is for more than 20 hours per week; and (4) whose customary employment is for more than five months in any calendar year. For purposes of paragraph (i), the rules of Section 424(d) of the Code with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual, and stock which an employee may purchase under outstanding options shall be treated as stock owned by the employee. During a leave of absence meeting the requirements of Treasury Regulation 1.421-7(h)(2), an individual shall be treated as an employee of the Company or Subsidiary Corporation employing such individual immediately prior to such leave. "Eligible Employee" shall not include any director of the Company or any Subsidiary Corporation who does not render services to the Company in the status of an employee within the meaning of
     Section 3401(c) of the Code.

          (i) "Offering Period" shall mean the six-month periods commencing January 1 and July 1 of each Plan Year as specified in Section 3(a) hereof. Options shall be granted on the Date of Grant and exercised on the Date of Exercise as provided in Sections 3(a) and 4(a) hereof.

          (j) "Option" means an option granted under the Plan to an Eligible Employee to purchase shares of the Company's Stock.

          (k) "Option Period" means, with respect to any Option, the period beginning upon the Date of Grant and ending upon the Date of Exercise.

          (l) "Option Price" has the meaning set forth in Section 4(b) hereof.

          (m) "Parent Corporation" means any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          (n) "Participant" means an Eligible Employee who has complied with the provisions of Section 3(b) hereof.

          (o) "Payday" means the regular and recurring established day for payment of cash compensation to employees of the Company or any Subsidiary Corporation.

          (p) "Plan" means the Tegal Corporation Amended and Restated Employee Qualified Stock Purchase Plan.

          (q) "Plan Year" means the calendar year.

          (r) "Rule 16b-3" shall mean that certain Rule 16b-3 under the Securities Exchange Act of 1934, as amended, including as such Rule may be amended or superseded in the future.

          (s) "Stock" means the shares of the Company's common stock, $0.01 par value.

          (t) "Subsidiary Corporation" means any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in an unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2. STOCK SUBJECT TO THE PLAN

     Subject to the provisions of Section 9 hereof (relating to adjustments upon changes in the Stock) and Section 11 hereof (relating to amendments of the
Plan), the Stock which may be sold pursuant to Options granted under the Plan shall not exceed in the aggregate 500,000 shares, and may be unissued shares or treasury shares or shares bought on the market for purposes of the Plan.

3. GRANT OF OPTIONS

     (a) General Statement. The Company shall offer Options under the Plan to all Eligible Employees in successive six-month Offering Periods until the earlier of (i) the date when the number of shares of Stock available under the Plan have been sold or (ii) the date when the Plan is terminated. Date of Grant shall be January 1 and July 1 of each Plan Year. Each Option shall expire on the Date of Exercise immediately after the automatic exercise of the Option pursuant to Section 4(a) hereof. The number of shares of Stock subject to each Option shall equal the payroll deductions authorized by each Participant in accordance with subsection (b) hereof for the Option Period, divided by the Option Price, except as provided in Section 4(a); provided, however, that the maximum number of shares subject to any Option shall not exceed 2,500.

     (b) Election to Participate; Payroll Deduction Authorization. Except as provided in subsection (d) hereof, an Eligible Employee shall participate in the Plan only by means of payroll deduction. Each Eligible Employee who elects to participate in the Plan shall deliver to the Company during the calendar month preceding a Date of Grant, no later than five (5) working days before such Date of Grant, a completed and executed written payroll deduction authorization in a form prepared by the Company (the "Authorization"). An Eligible Employee's Authorization shall give notice of such Eligible Employee's election to participate in the Plan for the next following Offering Period and subsequent Offering Periods and shall designate a stated whole dollar amount or percent of Eligible Compensation to be withheld on each Payday. The amount withheld shall not be less than $10.00 each Payday and the stated amount shall not exceed 10% of Eligible Compensation. The cash compensation payable to a Participant for an Offering Period shall be reduced each Payday through a payroll deduction in an amount equal to the stated withdrawal amount specified in the Authorization payable on such Payday, and such amount shall be credited to the Participant's account under the Plan. Any Authorization shall remain in effect until the Eligible Employee amends the same pursuant to this subsection, withdraws pursuant to Section 5 or ceases to be an Eligible Employee pursuant to Section 6.

     (c) $25,000 Limitation. No Eligible Employee shall be granted an Option under the Plan which permits his rights to purchase stock under the Plan and under all other employee stock purchase plans of the Company, any Parent Corporation or any Subsidiary Corporation subject to the Section 423 of the Code to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time the Option is granted) for each calendar year in which the Option is outstanding at any time. For purpose of the limitation imposed by this subsection, the right to purchase stock under an Option accrues when the Option (or any portion thereof) first becomes exercisable during the calendar year, the right to purchase stock under an Option accrues at the rate provided in the Option, but in no case may such rate exceed $25,000 of the fair market value of such stock (determined at the time such Option is granted) for any one calendar year, and a right to purchase stock which has accrued under an Option may not be carried over to any other Option.

     (d) Leaves of Absence. During a leave of absence meeting the requirements of Treasury Regulation Section 1.421-7(h)(2), a Participant may continue to participate in the Plan by making cash payments to the Company on each Payday equal to the amount of the Participant's payroll deductions under the Plan for the Payday immediately preceding the first day of such Participant's leave of absence.

4. EXERCISE OF OPTIONS; OPTION PRICE

     (a) General Statement. Each Participant automatically and without any act on such Participant's part shall be deemed to have exercised such Participant's Option on the Date of Exercise to the extent that the balance then in the Participant's account under the Plan is sufficient to purchase at the Option Price whole shares of the Stock subject to the Option. The Company will pay to the Participant any cash in lieu of fractional shares of Stock remaining after the purchase of whole shares of Stock upon exercise of an Option without any interest thereon. Certificates representing fractional shares will not be issued.

     (b) Option Price Defined. The option price per share of Stock (the "Option Price") to be paid by a Participant upon the exercise of the Participant's Option shall be equal to 85% of the lesser of the fair market value of a share of Stock on the Date of Exercise or the fair market value of a share of Stock on the Date of Grant. The fair market value of a share of Stock as of a given date shall be: (i) the closing price of a share of Stock on the principal exchange on which the Stock is then trading, if any, on such date, or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred; (ii) if the Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, (1) the last sales price (if the Stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for a share of the Stock on such date, or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred, as reported by Nasdaq or such successor quotation system; (iii) if the Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the mean between the closing bid and asked prices for a share of Stock on such date, or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred, as determined in good faith by the Committee; or (iv) if the Stock is not publicly traded, the fair market value of a share of Stock established by the Committee acting in good faith.

     (c) Delivery of Share Certificate. As soon as practicable after the exercise of any Option, the Company will deliver to the Participant or his or her nominee the whole shares of Stock purchased by the Participant from funds credited to the Participant's account under the Plan. Any fractional shares of Stock or cash in lieu of fractional shares of Stock remaining after the purchase of whole shares of Stock upon exercise of an Option will be credited to such Participant's account and carried forward and, in the case of cash in lieu of fractional shares, applied toward the purchase of whole shares of Stock pursuant to the Option, if any, granted to such Participant for the next following Offering Period. Certificates representing fractional shares will not be issued. In the event the Company is required to obtain authority from any commission or agency to issue any such certificate, the Company shall seek to obtain such authority. The inability of the Company to obtain authority from any such commission or agency which the Committee, in its absolute discretion, deems necessary for the lawful issuance of any such certificate shall relieve the Company from liability to any Participant except to pay to the Participant the amount of the balance in the Participant's account in cash in one lump sum without any interest thereon.

     (d) Pro Rata Allocations. If the total number of shares of Stock for which Options are to be exercised on any date exceeds the number of shares remaining unsold under the Plan (after deduction of all shares for which Options have theretofore been exercised), the Committee shall make a pro rata allocation of the available remaining shares in as nearly a uniform manner as shall be practicable and any balance of payroll deductions credited to the accounts of Participants which have not been applied to the purchase of shares of Stock shall be paid to such Participants in cash in one lump sum within sixty (60) days after the Date of Exercise, without any interest thereon.

5. WITHDRAWAL FROM THE PLAN

     (a) General Statement. Any Participant may withdraw from participation under the Plan at any time except that no Participant may withdraw during the last ten (10) days of any Offering Period. A Participant who wishes to withdraw from the Plan must deliver to the Company a notice of withdrawal in a form prepared by the Company (the "Withdrawal Election") not later than ten (10) days prior to the Date of Exercise during any Offering Period. Upon receipt of a Participant's Withdrawal Election, the Company shall pay to the Participant the amount of the balance in the Participant's account under the Plan in cash in one lump sum within sixty (60) days, without any interest thereon. Upon receipt of a Participant's Withdrawal Election by the Company, the Participant shall cease to participate in the Plan, and the Participant's Option shall terminate.

     (b) Eligibility Following Withdrawal. A Participant who withdraws from the Plan and who is still an Eligible Employee shall be eligible to participate again in the Plan as of any subsequent Date of Grant by delivering to the Company an Authorization pursuant to Section 3(b) hereof.

6. TERMINATION OF EMPLOYMENT

     (a) Termination of Employment Other than by Death. If the employment of a Participant terminates other than by death, the Participant's participation in the Plan automatically and without any act on the Participant's part shall terminate as of the date of the termination of the Participant's employment. As soon as practicable after such termination of employment, the Company will pay to the Participant the amount of the balance in the Participant's account under the Plan without any interest thereon. Upon a Participant's termination of employment covered by this Section 6(a), the Participant's Authorization, interest in the Plan and Option under the Plan shall terminate.

     (b) Termination By Death. If the employment of a participant is terminated by the Participant's death, the executor of the Participant's will or the administrator of the Participant's estate by written notice to the Company may request payment of the balance in the Participant's account under the Plan, in which event the Company shall make such payment without any interest thereon as soon as practicable after receiving such notice; upon receipt of such notice the Participant's Authorization, interest in the Plan and Option under the Plan shall terminate. If the Company does not receive such notice prior to the next Date of Exercise, the Participant's Option shall be deemed to have been exercised on such Date of Exercise.

7. RESTRICTION UPON ASSIGNMENT

     An Option granted under the Plan shall not be transferable other than by will or the laws of descent and distribution, and is exercisable during the Participant's lifetime only by the Participant. Except as provided in Section 6(b) hereof, an Option may not be exercised to any extent except by the Participant. The Company shall not recognize and shall be under no duty to recognize any assignment or alienation of the Participant's interest in the Plan, the Participant's Option or any rights under the Participant's Option.

8. NO RIGHTS OF STOCKHOLDERS UNTIL SHARES ISSUED

     With respect to shares of Stock subject to an Option, a Participant shall not be deemed to be a stockholder of the Company, and the Participant shall not have any of the rights or privileges of a stockholder, until such shares have been issued to the Participant or his or her nominee following exercise of the Participant's Option. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other property) or distribution or other rights for which the record date occurs prior to the date of such issuance, except as otherwise expressly provided herein.

9. CHANGES IN THE STOCK; ADJUSTMENTS OF AN OPTION

     Whenever any change is made in the Stock or to Options outstanding under the Plan, by reason of a stock split, stock dividend, recapitalization or other subdivision, combination, or reclassification of shares, appropriate action shall be taken by the Committee to adjust accordingly the number of shares of Stock subject to the Plan and the number and the Option Price of shares of Stock subject to the Options outstanding under the Plan to preserve, but not increase, the rights of Participants hereunder.

10. USE OF FUNDS; NO INTEREST PAID

     All funds received or held by the Company under the Plan shall be included in the general funds of the Company free of any trust or other restriction and may be used for any corporate purpose. No interest will be paid to any Participant or credited to any Participant's account under the Plan with respect to such funds.

11. AMENDMENT OF THE PLAN

     The Board of Directors may amend, suspend, or terminate the Plan at any time and from time to time, provided that approval by a vote of the holders of more than 50% of the outstanding shares of the Company's capital stock entitled to vote shall be required to amend the Plan (i) to change the number of shares of Stock reserved for sale pursuant to Options under the Plan, (ii) to decrease the Option Price below a price computed in the manner stated in Section 4(b) hereof, (iii) to alter the requirements for eligibility to participate in the Plan or (iv) in any manner that would cause the Plan to no longer be an "employee stock purchase plan" within the meaning of Section 423(b) of the Code.

12. ADMINISTRATION BY COMMITTEE; RULES AND REGULATIONS

     (a) Appointment of Committee. The Plan shall be administered by the Committee, which shall be composed of not less than two members of the Board of Directors, none of whom shall be eligible to serve on the Committee unless such member is then a "disinterested person" within the meaning of Rule 16b-3 which has been adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, if and as such rule is then in effect. Each member of the Committee shall serve for a term commencing on a date specified by the Board of Directors and continuing until the member dies or resigns or is removed from office by the Board of Directors. The Committee at its option may utilize the services of an agent to assist in the administration of the Plan including establishing and maintaining an individual securities account under the Plan for each Participant.

     (b) Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with the provisions of the Plan. The Committee shall have the power to interpret the Plan and the terms of the Options and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan.

     (c) Majority Rule. The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

     (d) Compensation; Professional Assistance; Good Faith Actions. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.

13. NO RIGHTS AS AN EMPLOYEE

     Nothing in the Plan shall be construed to give any person (including any Eligible Employee or Participant) the right to remain in the employment of the Company, a Parent Corporation or a Subsidiary Corporation or to affect the right of the Company, any Parent Corporation or any Subsidiary Corporation to terminate the employment of any person (including any Eligible Employee or Participant) at any time, with or without cause.

14. MERGER, ACQUISITION OR LIQUIDATION OF THE COMPANY

     In the event of the merger or consolidation of the Company into another corporation, the acquisition by another corporation of all or substantially all of the Company's assets or 50% or more of the Company's then outstanding voting stock, the liquidation or dissolution of the Company or any other reorganization of the Company, the Date of Exercise with respect to outstanding Options shall be the business day immediately preceding the effective date of such merger, consolidation, acquisition, liquidation, dissolution, or reorganization unless the Committee shall, in its sole discretion, provide for the assumption or substitution of such Options in a manner complying with Section 424(a) of the Code.

15. EFFECTIVE DATE; APPROVAL BY STOCKHOLDERS; TERM

     The effective date of the Plan shall be January 1, 1996; provided, however, that the effectiveness of the Plan is conditioned upon the completion of the Company's initial public offering (the "IPO"); provided, further, that the Plan shall be submitted for the approval of the majority of holders of the outstanding Stock and the holders of more than 66 2/3% of the outstanding Series A Preferred Stock, Series C Preferred Stock and Series D Preferred Stock of the Company within twelve months after the date of the Board's adoption of the Plan. If the IPO is not completed and/or such stockholder approval is not obtained, the Plan shall have no force or effect. Options may be granted prior to such stockholder approval under the circumstances and to the extent provided in the Plan; provided, however, that Options so granted shall be conditioned upon the stockholders' approval and shall provide that if such approval is not obtained, the Options shall be null and void and of no further force or effect. No Option may be granted during any period of suspension of the Plan or after termination of the Plan.

16. EFFECT UPON OTHER PLANS

     The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent Corporation or any Subsidiary Corporation. Nothing in this Plan shall be construed to limit the right of the Company, any Parent Corporation or any Subsidiary Corporation (a) to establish any other forms of incentives or compensation for employees of the Company, any Parent Corporation or any Subsidiary Corporation or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, without limitation, the grant or assumption of options in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

17. CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES

     The Company shall not be required to issue or deliver any certificate or certificates for shares of Stock purchased upon the exercise of Options prior to fulfillment of all the following conditions:

          (a) The admission of such shares to listing or quotation on all stock exchanges or automated quotation services on which such class of stock is then listed or quoted, as the case may be; and

          (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

          (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

          (d) The payment to the Company of all amounts which it is required to withhold under federal, state or local law upon exercise of the Option; and

          (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

18. NOTIFICATION OF DISPOSITION

     Each Participant shall give prompt notice to the Company of any disposition or other transfer of any shares of Stock purchased upon exercise of an Option if such disposition or transfer is made (a) within two (2) years from the Date of Grant of the Option or (b) within one (1) year after the transfer of such shares to such Participant upon exercise of such Option. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Participant in such disposition or other transfer.

19. NOTICES

     Any notice to be given under the terms of the Plan to the Company shall be addressed to the Company in care of its Secretary and any notice to be given to any Eligible Employee or Participant shall be addressed to such Employee at such Employee's last address as reflected in the Company's records. By a notice given pursuant to this Section 19, either party may designate a different address for notices to be given to it, him or her. Any notice which is required to be given to an Eligible Employee or a Participant shall, if the Eligible Employee or Participant is then deceased, be given to the Eligible Employee's or Participant's personal representative if such representative has previously informed the Company of his status and address by written notice under this
Section 19. Any notice shall have been deemed duly given if enclosed in a properly sealed envelope or wrapper addressed as aforesaid at the time it is deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

20. HEADINGS

     Headings are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

                                                                      APPENDIX B

            THE AMENDED AND RESTATED 1998 EQUITY PARTICIPATION PLAN
                                       OF
                               TEGAL CORPORATION

     Tegal Corporation, a Delaware corporation, has adopted The Amended and Restated 1998 Equity Participation Plan of Tegal Corporation (the "Plan") for the benefit of its eligible employees and consultants.

     The purposes of the Plan are as follows:

          (1) To provide an additional incentive for key Employees and Consultants (as such terms are defined below) to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

          (2) To enable the Company to obtain and retain the services of key Employees and Consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

                                   ARTICLE I.

                                  DEFINITIONS

     1.1. General. Wherever the following terms are used in the Plan, they shall have the meanings specified below, unless the context clearly indicates otherwise.

     1.2. Administrator. "Administrator" shall mean the entity that conducts the general administration of the Plan as provided herein. With reference to the administration of the Plan with respect to any Award granted under the Plan, the term "Administrator" shall refer to the Committee unless the Board has assumed the authority for administration of the Plan generally as provided in Section 9.1.

     1.3. Award. "Award" shall mean an Option, a Restricted Stock award or a Stock Appreciation Right which may be awarded or granted under the Plan (collectively, "Awards").

     1.4. Award Agreement. "Award Agreement" shall mean a written agreement executed by an authorized officer of the Company and the Holder which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

     1.5. Award Limit. "Award Limit" shall mean 600,000 shares of Common Stock, as adjusted pursuant to Section 10.3 of the Plan.

     1.6.  Board. "Board" shall mean the Board of Directors of the Company.

     1.7. Change in Control. "Change in Control" shall mean a change in ownership or control of the Company effected through any of the following transactions:

          (i) any person or related group of persons (other than the Company or a person that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company (or a successor of the Company) possessing more than twenty-five percent (25%) of the total combined voting power of the then outstanding securities of the Company or such successor; or

          (ii) at any time that the Company has registered shares under the Exchange Act, at least 40% of the directors of the Company constitute persons who were not at the time of their first election to the Board, candidates proposed by a majority of the Board in office prior to the time of such first election; or

          (iii) (w) the dissolution of the Company or liquidation of more than 75% in value of the Company or a sale of assets involving 75% or more in value of the assets of the Company, (x) any merger or reorganization of the Company whether or not another entity is the survivor, (y) a transaction pursuant to which the holders, as a group, of all of the shares of the Company outstanding prior to the transaction hold, as a group, less than 50% of the combined voting power of the Company or any successor company outstanding after the transaction, or (z) any other event which the Board determines, in its discretion, would materially alter the structure of the Company or its ownership.

     1.8. Code. "Code" shall mean the Internal Revenue Code of 1986, as amended.

     1.9. Committee. "Committee" shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 9.1.

     1.10. Common Stock. "Common Stock" shall mean the common stock of the Company, par value $.01 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock.

     1.11. Company. "Company" shall mean Tegal Corporation, a Delaware corporation.

     1.12.  Consultant. "Consultant" shall mean any consultant or adviser if:

          (a) the consultant or adviser renders bona fide services to the Company;

          (b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and

          (c) the consultant or adviser is a natural person who has contracted directly with the Company to render such services.

     1.13.  Director. "Director" shall mean a member of the Board.

     1.14. DRO. "DRO" shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

     1.15. Employee. "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

     1.16. Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     1.17. Fair Market Value. "Fair Market Value" of a share of Common Stock as of a given date shall be (a) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (b) if Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation system; or (c) if Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Administrator acting in good faith.

     1.18. Holder. "Holder" shall mean a person who has been granted or awarded an Award.

     1.19. Incentive Stock Option. "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

     1.20. Independent Director. "Independent Director" shall mean a member of the Board who is not an Employee of the Company.

     1.21. Non-Qualified Stock Option. "Non-Qualified Stock Option" shall mean an Option which is not designated as an Incentive Stock Option by the Administrator.

     1.22. Option. "Option" shall mean a stock option granted under Article IV of the Plan. An Option granted under the Plan shall, as determined by the Administrator, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Consultants shall be Non-Qualified Stock Options.

     1.23. Performance Criteria. "Performance Criteria" shall mean the following business criteria with respect to the Company, any Subsidiary or any division or operating unit: (a) net income, (b) pre-tax income, (c) operating income, (d) cash flow, (e) earnings per share, (f) return on equity, (g) return on invested capital or assets, (h) cost reductions or savings, (i) funds from operations, (j) appreciation in the fair market value of Common Stock and (k) earnings before any one or more of the following items: interest, taxes, depreciation or amortization.

     1.24. Plan. "Plan" shall mean The Amended and Restated 1998 Equity Participation Plan of Tegal Corporation.

     1.25. Restricted Stock. "Restricted Stock" shall mean Common Stock awarded under Article VII of the Plan.

     1.26. Rule 16b-3. "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

     1.27. Section 162(m) Participant. "Section 162(m) Participant" shall mean any key Employee designated by the Administrator as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

     1.28. Securities Act. "Securities Act" shall mean the Securities Act of 1933, as amended.

     1.29. Stock Appreciation Right. "Stock Appreciation Right" shall mean a stock appreciation right granted under Article VIII of the Plan.

     1.30. Subsidiary. "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     1.31. Substitute Award. "Substitute Award" shall mean an Option granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock.

     1.32. Termination of Consultancy. "Termination of Consultancy" shall mean the time when the engagement of a Holder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

     1.33. Termination of Employment. "Termination of Employment" shall mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (a) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary, (b) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship, and (c) at the discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the Administrator in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Employee's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

                                  ARTICLE II.

                             SHARES SUBJECT TO PLAN

     2.1.  Shares Subject to Plan.

     (a) The shares of stock subject to Awards shall be Common Stock, initially shares of the Company's Common Stock, par value $.01 per share. The aggregate number of such shares which may be issued upon exercise of such Options or rights or upon any such awards under the Plan shall not exceed 900,000. The shares of Common Stock issuable upon exercise of such Options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.

     (b) The maximum number of shares which may be subject to Awards, granted under the Plan to any individual in any fiscal year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit.

     2.2. Add-back of Options and Other Rights. If any Option, or other right to acquire shares of Common Stock under any other Award under the Plan, expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by the Plan, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section
2.1. Furthermore, any shares subject to Awards which are adjusted pursuant to
Section 10.3 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Holder or withheld by the Company upon the exercise of any Award under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. If any shares of Restricted Stock are surrendered by the Holder or repurchased by the Company pursuant to Section 7.4 or 7.5 hereof, such shares may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

                                  ARTICLE III.

                               GRANTING OF AWARDS

     3.1. Award Agreement. Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Awards intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of
Section 162(m) of the Code.

     Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of
Section 422 of the Code.

     3.2.  Provisions Applicable to Section 162(m) Participants.

     (a) The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

     (b) Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to a Section 162(m) Participant, including Restricted Stock the restrictions with respect to which lapse upon the attainment of performance goals which are related to one or more of the Performance Criteria.

     (c) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Article VII which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards, as applicable, which may be earned for such fiscal year or other designated fiscal period or period of service and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Awards, as applicable, to be earned by each
Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

     (d) Furthermore, notwithstanding any other provision of the Plan or any Award which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

     3.3. Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

     3.4. At-Will Employment. Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Consultant for, the Company or any

Subsidiary, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written employment agreement between the Holder and the Company and any Subsidiary.

                                  ARTICLE IV.

                GRANTING OF OPTIONS TO EMPLOYEES AND CONSULTANTS

     4.1. Eligibility. Any Employee or Consultant selected by the Committee pursuant to Section 4.4(a)(i) shall be eligible to be granted an Option.

     4.2. Disqualification for Stock Ownership. No person may be granted an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

     4.3. Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee.

     4.4.  Granting of Options to Employees and Consultants.

     (a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

          (i) Determine which Employees are key Employees and select from among the key Employees or Consultants (including Employees or Consultants who have previously received Awards under the Plan) such of them as in its opinion should be granted Options;

          (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected key Employees or Consultants;

          (iii) Subject to Section 4.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in
     Section 162(m)(4)(C) of the Code; and

          (iv) Determine the terms and conditions of such Options, consistent with the Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in
     Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

     (b) Upon the selection of a key Employee or Consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

     (c) Any Incentive Stock Option granted under the Plan may be modified by the Committee, with the consent of the Holder, to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code.

                                   ARTICLE V.

                                TERMS OF OPTIONS

     5.1. Option Price. The price per share of the shares subject to each Option granted to Employees and Consultants shall be set by the Committee; provided, however, that such price shall be no less than 85% of the Fair Market Value of a share of Common Stock on the date the Option is granted and:

          (a) in the case of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted;

          (b) in the case of Incentive Stock Options such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code); and

          (c) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

     5.2. Option Term. The term of an Option granted to an Employee or consultant shall be set by the Committee in its discretion; provided, however, that, in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from the date the Incentive Stock Option is granted if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Holder, or amend any other term or condition of such Option relating to such a termination.

     5.3.  Option Vesting

     (a) The period during which the right to exercise, in whole or in part, an Option granted to an Employee or a Consultant vests in the Holder shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Committee otherwise provides in the terms of the Award Agreement or otherwise, no Option shall be exercisable by any Holder who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted. At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Employee or Consultant vests.

     (b) No portion of an Option granted to an Employee or Consultant which is unexercisable at Termination of Employment or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Award Agreement or by action of the Committee following the grant of the Option.

     (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation, within the meaning of Section 422 of the Code) of the Company, exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 5.3(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

     5.4.  Substitute Awards. Notwithstanding the foregoing provisions of this
Article V to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, that the excess of:

          (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award; over

          (b) the aggregate exercise price thereof; does not exceed the excess of;

          (c) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company; over

          (d) the aggregate exercise price of such shares.

                                  ARTICLE VI.

                              EXERCISE OF OPTIONS

     6.1. Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

     6.2. Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

          (a) A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

          (b) Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

          (c) In the event that the Option shall be exercised pursuant to
     Section 10.1 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option; and

          (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Administrator, may in its discretion (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock which have been owned by the Holder for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Administrator; (vi) allow payment, in whole or in part, through the delivery of a notice that the Holder has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii), (iv), (v) and (vi). In the case of a promissory note, the Administrator may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

     6.3. Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

          (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

          (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

          (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

          (d) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

          (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by the Holder to pay for such shares under Section 6.2(d).

     6.4. Rights as Stockholders. Holders shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Holders.

     6.5. Ownership and Transfer Restrictions. The Administrator, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The Holder shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within
(a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder or (b) one year after the transfer of such shares to such Holder.

     6.6. Additional Limitations on Exercise of Options. Holders may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Administrator.

                                  ARTICLE VII.

                           AWARD OF RESTRICTED STOCK

     7.1. Eligibility. Subject to the Award Limit, Restricted Stock may be awarded to any Employee who the Committee determines is a key Employee or any Consultant who the Committee determines should receive such an Award.

     7.2.  Award of Restricted Stock

     (a) The Committee may from time to time, in its absolute discretion:

          (i) Determine which Employees are key Employees and select from among the key Employees or Consultants (including Employees or Consultants who have previously received other awards under the Plan) such of them as in its opinion should be awarded Restricted Stock; and

          (ii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with the Plan.

     (b) The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

     (c) Upon the selection of a key Employee or Consultant to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

     7.3. Rights as Stockholders. Subject to Section 7.4, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 7.6, the Holder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in his Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.4.

     7.4. Restriction. All shares of Restricted Stock issued under the Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that, unless the Committee otherwise provides in the terms of the Award Agreement or otherwise, no share of Restricted Stock granted to a person subject to Section 16 of the Exchange Act shall be sold, assigned or otherwise transferred until at least six months and one day have elapsed from the date on which the Restricted Stock was issued, and provided, further, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, by action taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. If no consideration was paid by the Holder upon issuance, a Holder's rights in unvested Restricted Stock shall lapse, and such Restricted Stock shall be surrendered to the Company without consideration, upon Termination of Employment or, if applicable, upon Termination of Consultancy with the Company; provided, however, that the Committee in its sole and absolute discretion may provide that such rights shall not lapse in the event of a Termination of Employment following a "change of ownership or control" (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Holder's death or disability; provided, further, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, the Committee in its sole and absolute discretion may provide that no such lapse or surrender shall occur in the event of a Termination of Employment, or a Termination of Consultancy, without cause or following any Change in Control of the Company or because of the Holder's retirement, or otherwise.

     7.5. Repurchase of Restricted Stock. The Committee shall provide in the terms of each individual Award Agreement that the Company shall have the right to repurchase from the Holder the Restricted Stock then subject to restrictions under the Award Agreement immediately upon a Termination of Employment or, if applicable, upon a Termination of Consultancy between the Holder and the Company, at a cash price per share equal to the price paid by the Holder for such Restricted Stock; provided, however, that the Committee in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment following a "change of ownership or control" (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Holder's death or disability; provided, further, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, the Committee in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment or a Termination of Consultancy without cause or following any Change in Control of the Company or because of the Holder's retirement, or otherwise.

     7.6. Escrow. The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

     7.7. Legend. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

     7.8. Section 83(b) Election. If a Holder makes an election under Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

                                 ARTICLE VIII.

                           STOCK APPRECIATION RIGHTS

     8.1. Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any key Employee or Consultant selected by the Committee. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

     8.2.  Coupled Stock Appreciation Rights.

     (a) A Coupled Stock Appreciation Right ("CSAR") shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

     (b) A CSAR may be granted to the Holder for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

     (c) A CSAR shall entitle the Holder (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

     8.3.  Independent Stock Appreciation Rights.

     (a) An Independent Stock Appreciation Right ("ISAR") shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Common Stock as the Committee may determine; provided, however, that unless the Committee otherwise provides in the terms of the ISAR or otherwise, no ISAR granted to a person subject to Section 16 of the Exchange Act shall be exercisable until at least six months have elapsed from (but excluding) the date on which the Option was granted. The exercise price per share of Common Stock subject to each ISAR shall be set by the Committee. An ISAR is exercisable only while the Holder is an Employee or Consultant; provided that the Committee may determine that the ISAR may be exercised subsequent to Termination of Employment or Termination of Consultancy without cause, or following a Change in Control, or because of the Holder's retirement, death or disability, or otherwise.

     (b) An ISAR shall entitle the Holder (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

     8.4.  Payment and Limitations on Exercise.

     (a) Payment of the amounts determined under Section 8.2(c) and 8.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee. To the extent such payment is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 6.3 above pertaining to Options.

     (b) Holders of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Committee.

                                  ARTICLE IX.

                                 ADMINISTRATION

     9.1. Compensation Committee. The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

     9.2. Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Award Agreements, and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules and to amend any Award Agreement provided that the rights or obligations of the Holder of the Award that is the subject of any such Award Agreement are not affected adversely. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

     9.3. Majority Rule; Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

     9.4. Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the

Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards, and all members of the Committee and the Board shall be fully protected by the Company with respect to any such action, determination or interpretation.

     9.5. Delegation of Authority to Grant Awards. The Committee may, but need not, delegate from time to time some or all of its authority to grant Awards under the Plan to a committee consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority to grant Awards to individuals (i) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, (ii) who are Section 162(m) Participants or (iii) who are officers of the Company who are delegated authority by the Committee hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this Section 9.5 shall serve in such capacity at the pleasure of the Committee.

                                   ARTICLE X.

                            MISCELLANEOUS PROVISIONS

     10.1. Not Transferable. No Award under the Plan may be sold, pledged, assigned or transferred in any manner unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed; provided, however, that the restrictions set forth in the foregoing clause shall not apply to transfers (i) by will or the laws of descent and distribution, (ii) subject to the consent of the Administrator, pursuant to a DRO or (iii) subject to the consent of the Administrator, by gift of an Option by an Employee to a Permitted Transferee (as defined below) subject to the following terms and conditions: (a) an Option transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by DRO or by will or the laws of descent and distribution; (b) any Option which is transferred to a Permitted Transferee shall continue to be subject to all the terms and considerations of the Option as applicable to the original holder (other than the ability to further transfer the Option); (c) the Employee and the Permitted Transferee shall execute any and all documents reasonably requested by the Administrator, including, without limitation, documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws and (C) provide evidence of the transfer; (d) the shares of Common Stock acquired by a Permitted Transferee through exercise of an Option have not been registered under the Securities Act, or any state securities act and may not be transferred, nor will any assignee or transferee thereof be recognized as an owner of such shares of Common Stock for any purpose, unless a registration statement under the Securities Act and any applicable state securities act with respect to such shares shall then be in effect or unless the availability of an exemption from registration with respect to any proposed transfer or disposition of such shares shall be established to the satisfaction of counsel for the Company. As used in this Section 10.1, "Permitted Transferee" shall mean (i) one or more of the following family members of an Employee: spouse, former spouse, child (whether natural or adopted), stepchild, any other lineal descendant of the Employee, (ii) a trust, partnership or other entity established and existing for the sole benefit of, or under the sole control of, one or more of the above family members of the Employee, or (iii) any other transferee specifically approved by the Administrator after taking into account any state or federal tax or securities laws applicable to transferable Options.

     No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

     Unless an Option has been transferred in accordance with this Section 10.1,
(i) during the lifetime of the Holder, only he may exercise an Option or other Award (or any portion thereof) granted to him under the Plan and (ii) after the death of the Holder, any exercisable portion of an Option or other Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Holder's will or under the then applicable laws of descent and distribution.

     10.2. Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 10.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator. However, without approval of the Company's stockholders given within twelve months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 10.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan. No amendment, suspension or termination of the Plan shall, without the consent of the Holder, alter or impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Incentive Stock Option be granted under the Plan after the first to occur of the following events:

          (a) The expiration of ten years from the date the Plan is adopted by the Board; or

          (b) The expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 10.4.

     10.3. Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

     (a) Subject to Section 10.3(d), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator's sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of

          (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section
     2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

          (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards, and

          (iii) the grant or exercise price with respect to any Award.

     (b) Subject to Sections 10.3(b)(vii) and 10.3(d), in the event of any transaction or event described in Section 10.3(a), or of changes in applicable laws, regulations, or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder's request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

          (i) To provide for either the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Holder's rights had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

          (ii) To provide that the Award cannot vest, be exercised or become payable after such event;

          (iii) To provide that such Award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 5.3 or the provisions of such Award;

          (iv) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

          (v) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock and/or in the terms and conditions of, and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future.

          (vi) To provide that, for a specified period of time prior to such event, the restrictions imposed under an Award Agreement upon some or all shares of Restricted Stock may be terminated, and some or all shares of such Restricted Stock may cease to be subject to repurchase under Section
     7.5 or forfeiture under Section 7.4 after such event.

          (vii) Notwithstanding any other provision of the Plan, in the event of a Change in Control, each outstanding Award shall, immediately prior to the effective date of the Change in Control, automatically become fully exercisable for all of the shares of Common Stock at the time subject to such rights and may be exercised for any or all of those shares as fully-vested shares of Common Stock.

     (c) Subject to Sections 10.3(d), 3.2 and 3.3, the Administrator may, in its discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company.

     (d) With respect to Awards which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 10.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify under Section 162(m)(4)(C), or any successor provisions thereto. No adjustment or action described in this Section 10.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Award shall always be rounded to the next whole number.

     (e) Notwithstanding the foregoing, in the event that the Company becomes a party to a transaction that is intended to qualify for "pooling of interests" accounting treatment and, but for one or more of the provisions of this Plan or any Award Agreement would so qualify, then this Plan and any Award Agreement shall be interpreted so as to preserve such accounting treatment, and to the extent that any provision of the Plan or any Award Agreement would disqualify the transaction from pooling of interests accounting treatment (including, if applicable, an entire Award Agreement), then such provision shall be null and void. All determinations to be made in connection with the preceding sentence shall be made by the independent accounting firm whose opinion with respect to "pooling of interests" treatment is required as a condition to the Company's consummation of such transaction.

     (f) The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     10.4. Approval of Plan by Stockholders. The Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval, provided that such Awards shall not be exercisable nor shall such Awards vest prior to the time when the Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void. In addition, if the Board determines that Awards other than Options or Stock Appreciation Rights which may be granted to Section 162(m) Participants should continue to be eligible to qualify as performance-based compensation under
Section 162(m)(4)(C) of the Code, the Performance Criteria must be disclosed to and approved by the Company's stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which the Company's stockholders previously approved the Performance Criteria.

     10.5. Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Award. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

     10.6. Loans. The Committee may, in its discretion, extend one or more loans to key Employees in connection with the exercise or receipt of an Award granted or awarded under the Plan, or the issuance of Restricted Stock awarded under the Plan. The terms and conditions of any such loan shall be set by the Committee.

     10.7. Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in the terms of Awards made under the Plan, or to require a Holder to agree by separate written instrument, that
(a)(i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Common Stock underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (b)(i) a Termination of Employment or Termination of Consultancy occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or
(ii) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (iii) the Holder incurs a Termination of Employment or Termination of Consultancy for cause.

     10.8. Effect of Plan Upon Options and Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for Employees or Consultants of the Company or any Subsidiary or
(b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

     10.9. Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

     10.10. Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

     10.11. Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

                                                                      APPENDIX C

                    PROXY      TEGAL CORPORATION       PROXY

       THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS
         FOR THE ANNUAL MEETING OF STOCKHOLDERS ON SEPTEMBER 21, 1999.


     The undersigned hereby appoints Michael L. Parodi and David Curtis, and each of them, with full power of substitution in each, as proxies, and hereby authorizes them to represent and to vote, as designated below, all shares of common stock of Tegal Corporation which the undersigned may be entitled to vote at the annual meeting of stockholders to be held on September 21, 1999, and any and all adjournments of the annual meeting.

     THIS PROXY WILL BE VOTED AS DIRECTED. IF NO CONTRARY INSTRUCTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE FIVE NOMINEES LISTED BELOW.

     The board of directors recommends that you vote FOR the nominees in Proposal 1, and FOR adoption of Proposals 2 and 3.

     1. Election of directors: Michael L. Parodi, Jeffrey M. Krauss, Thomas R. Mika, Fred Nazem and Edward A. Dohring.



          FOR all nominees listed                 WITHHOLD AUTHORITY to vote         INSTRUCTIONS: To withhold authority to vote
          (except as marked to the contrary)      for all nominees listed            for any individual nominee, strike a line
          [ ]                                     [ ]                                through the nominee's name in the list above.


     2. Proposal to adopt the amendment to the employee qualified stock purchase plan to increase the number of shares available for issuance thereunder from 250,000 to 500,000 which is being proposed by the board of directors.

          FOR            AGAINST             ABSTAIN
          [ ]            [ ]                 [ ]

     3. Proposal to adopt the amendment to the 1998 equity plan to increase the number of shares available for issuance thereunder from 600,000 to 900,000 which is being proposed by the board of directors.

          FOR            AGAINST             ABSTAIN
          [ ]            [ ]                 [ ]

     4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting and adjournments of the annual meeting.


                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                                        ANY PREVIOUS PROXY EXECUTED BY THE
                                        UNDERSIGNED IS HEREBY REVOKED.

                                        Receipt of the notice of the annual
                                        meeting and the proxy statement is
                                        hereby acknowledged.

                                        Dated ____________________________, 1999
                                        ________________________________________
                                        ________________________________________
                                        Signature of Stockholder

                                        Note: Please sign exactly as addressed
                                        hereon. Joint owners should each sign.
                                        Executors, administrators, trustees,
                                        guardians and attorneys should so
                                        indicate when signing. Attorneys should
                                        submit powers of attorney. Corporations
                                        and partnerships should sign in full
                                        corporate or partnership name by an
                                        authorized officer.

               PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                       PROMPTLY IN THE ENCLOSED ENVELOPE.